Exhibit 10.1

FORM OF

STOCK ESCROW AGREEMENT

This STOCK ESCROW AGREEMENT, dated as the latest date affixed below (the “Agreement”) is entered into by and among Computron, Inc., a Nevada corporation (“Company”), the undersigned parties listed as Subscribing Shareholder on the signature page hereto (the “Subscribing Stockholder”) and Eilers Law Group, PA, a Florida professional association (“Escrow Agent”).

WHEREAS, the Company has filed a registration statement on Form S-1 on November 7, 2014, as amended from time to time and deemed effective by the Securities and Exchange Commission (the “Commission”) on ___________________, 2015 (the “Registration Statement”) whereby the Company agreed to offer 1,333,334 shares of common stock of the Company at a price of $0.15 per share, for a total offering of $2,000,000.00 (the “Offering”), to which the Subscribing Party wishes to participate;

WHEREAS, the Subscribing Stockholder has agreed to purchase ______________ shares in exchange for $_____________________ (the “Purchase Price”). Per the terms of the Registration Statement, the Purchase Price is to be held in escrow with Escrow Agent until the terms and conditions of the set forth in the Registration Statement have been met; and

WHEREAS, the Company and the Subscribing Stockholder desire that the Escrow Agent accept the sum of the Purchase Price, in escrow, to be held and disbursed as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Subscribing Stockholer and the Escrow Agent hereby agree as follows:

1. Appointment of Escrow Agent. The Company and the Initial Stockholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

2. Deposit of Escrow Funds. Upon execution of a subscription agreement, the Subscribing Stockholder shall have delivered to the Escrow Agent, via check or wire transfer, the sum total equal to the Purchase Price, which sum shall remain in the Client Trust Account at Bank of America, N.A. held for the benefit of the Subscribing Stockholder, to be held and disbursed subject to the terms and conditions of this Agreement.

3. Disbursement of the Escrow Funds. The Escrow Agent shall hold the sum of the Purchase Price until the total funds raised by the Company exceed the minimum offering amount set forth in the Registration Statement, specifically $20,000.00 (the “Minimum Offering Amount”). This period shall be defined as the “Escrow Period”. Upon expiration of the Escrow Period, upon written instructions from the Company, the Escrow Agent shall disburse the total of funds raised by the Company to the Company; provided, however, that, if, after 365 days from the date the Registration Statement is deemed effective (the “Offering Period”), the Company has not raise sufficient funds to meet the Minimum Offering Amount, the sum of the Purchase Price shall be immediately returned to the Subscribing Stockholder unless otherwise request, in writing, by the Subscribing Stockholder. The Escrow Agent shall have no further duties hereunder after the disbursement of the sum Purchase Price in accordance with this Section 3.

4. Concerning the Escrow Agent.

4.1 Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

4.2 Indemnification. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Securities held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Securities or it may deposit the Escrow Securities with the clerk of any appropriate court or it may retain the Escrow Securities pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Securities are to be disbursed and delivered. The provisions of this Section 4.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 4.5 or 4.6 below.

4.3 Compensation. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder equal to $750.00 to be paid prior to the effective date of the Registration Statement. The Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

4.4 Further Assurances. From time to time on and after the date hereof, the Company and the Subscribing Stockholder shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

4.5 Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Securities held hereunder to a successor escrow agent appointed by the Company. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may return the sum Purchase Price to the Subscribing Stockholder, provided the Escrow Agent provides notice of such disbursement to the Company in accordance with Section 5.6 hereof.

4.6 Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly; provided, however, that such resignation shall become effective only upon the appointment by a successor escrow agent as provided for in Section 4.5.

4.7 Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

4.8 Waiver. The Escrow Agent hereby waives any and all right, title, interest or claim of any kind (each, a “Claim”) in or to any distribution of the Trust Account and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of Florida. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Florida located in Miami Dade County, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

5.2 Reseverd.

5.3 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to be charged.

5.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

5.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

5.6 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or by private national courier service, or be mailed, certified or registered mail, return receipt requested, postage prepaid or via facsimile, and shall be deemed given when so delivered personally or, if sent by private national courier service, on the next business day after delivery to the courier, or, if mailed, two business days after the date of mailing, or if sent via facsimile, the next business day after transmission of the facsimile, as follows:

If to the Company, to:

COMPUTRON, INC.

1 East Bedell Street

Freeport, NY 11520

If to the Stockholder:

__________________

__________________

__________________

and if to the Escrow Agent, to:

Eilers Law Group, P.A.

Attn. William Eilers

169 NE 43rd Street

Miami, FL 33137

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

5.7 Reserved.

5.8 Counterparts. This Agreement may be executed in several counterparts each one of which shall constitute an original and may be delivered by facsimile transmission and together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Stock Escrow Agreement has been duly executed by the parties hereto as of the day and year first above written.

COMPUTRON, INC.

Print Name	Date
Title:

SUBSCRIBING STOCKHOLDER

Print Name	Date
Title:

ESCROW AGENT

Date
Print Name
Title: